Fair Value Disclosures	Dec. 05, 2019
AV Homes Inc [Member]
Fair Value Disclosures
Note 7 — Fair Value Disclosures
ASC 820,
Fair Value Measurements and Disclosures
(“ASC 820”), provides guidance for using fair value to measure assets and liabilities, defines fair value, establishes a framework for measuring fair value under GAAP, expands disclosures about fair value measurements, and establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value.
The accounting standards require that assets and liabilities carried at fair value be classified and disclosed in one of the following three categories:

Level 1:	Fair value determined based on quoted market prices in active markets for identical assets and liabilities.

Level 2:
Fair value determined using significant observable inputs, such as quoted prices for similar assets or liabilities or quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the asset or liability, or inputs that are derived principally from or corroborated by observable market data, by correlation or other means.

Level 3:	Fair value determined using significant unobservable inputs, such as discounted cash flows, or similar techniques.

The carrying amounts of cash and cash equivalents, restricted cash, receivables, accounts payable, and the Senior Unsecured Credit Facility approximate the fair values due to their short-term nature.
Certain assets are required to be recorded at fair value on a non-recurring
basis when events and circumstances indicate that the carrying value may not be recoverable.
The carrying amounts and fair values of our financial liabilities as of September 30, 2018 and December 31, 2017 are as follows (in thousands):

	September 30, 2018		December 31, 2017
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Senior notes:
6.625% Notes, net (1)	$394,136	$412,520	$392,909	$420,480
6.00% Notes, net (1)	79,439	93,456	79,199	90,240
Contingent consideration (earn-out) (2)	—	—	—	—

(1)	The carrying amount of the debt instruments are net of unamortized debt issuance costs and certain debt discounts.

(2)	During the three and nine months ended September 30, 2018, we reduced the carrying amount of the Oakdale-Hampton Homes earn-out
by $1.1 million and $2.4 million, respectively, to its estimated fair value.

In estimating the fair value of financial liabilities, we used the following methods and assumptions:
Senior Notes
As of September 30, 2018 and December 31, 2017, the fair values of the 6.625% Notes and the 6.00% Notes are estimated, based on quoted or estimated market prices. These fall within Level 2 of the fair value hierarchy.
Contingent Consideration
(“earn-out”)
This was recognized as part of the purchase price paid for the Oakdale-Hampton Homes acquisition in 2018. At inception, the fair value was determined through the use of valuation models that simulated earnings, applying the terms of the earn-out
in each simulated path, determining the average payment in each year across all the trials of the simulation, and calculating the present values of the future payments. The primary inputs and key assumptions include estimated future earnings, probabilities of achievement, earnings volatility, and the discount rate. These fall within Level 3 of the fair value hierarchy.